This instrument was prepared by:

Tune, Entrekin & White, PC

Suite 1700, AmSouth Center PBS Nashville, Tennessee 37238
FULL RELEASE OF DEED OF TRUST AND FIXTURE FILING
The undersigned, JPMORGAN CHASE BANK, N.A. successor to NED BANK, N.A. ("Holder), does hereby declare that it is the true and lawful owner and holder of the entire indebtedness fully described in and secured by a Leasehold Deed of Trust from All American Homes of Tennessee Inc. dated November 15, 1994, of record in LM Book 402, page 497, Register's Office for Robertson County, Tennessee, securing an indebtedness in the original principal amount of $4,180,822.00, together with a Fixture Filing of record in LM Book 402, page 518 said Register's Office and for good and valuable consideration received the Holder does hereby release and discharge the lien of said Deed of Trust and Fixture Filing.

JPMORGAN CHASE BANK, N.A.

STATE OF INDIANA COUNTY OF ELKHART
Personally appeared before me, the undersigned, a Notary Public in and for said County and State, the within named Elizabeth L. Groulx ,with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) who, upon oath, acknowledged himself/herself to be a Vice President of JPMorgan Chase Bank, N. A. the bargainor, a banking corporation, and that he/she as such vice president, being authorized so to do, executed the within instrument for the purposes therein contained by signing the name of the bank by himself/herself as such vice president ..

Witness my hand and official seal at Elkhart, Indiana this 7t h day of December, 2006"
NOTARY PUBLIC Resident of Elkhart County, Indiana
My commission expires: December 13,2008
BASS, BERRY & SIMS (CKW)

2700 First American Center

QUITCLAIM DEED AND BILL OF SALE
Address New Owner(s) Send Tax Bills To: Map Parcel Nos.: As Follows:

FOR AND IN CONSIDERATION of ONE DOLLAR ($1.00), cash in hand paid, the receipt of which is hereby acknowledged, The Industrial Development Board of the City of springfield, Tennessee, a Tennessee public non-profit corporation ("Grantor"), by these presents does hereby quitclaim and convey unto All American Homes of Tennessee, Inc. ("Grantee"), its successors and assigns, all of Grantor's right, title and interest in and to (1) the property described on Exhibit A attached hereto and (2) all personal property located on the property described in Exhibit A attached hereto.
Being the same property conveyed to Grantor by deed of record in Book 333, , Register's Office of Robertson County, Tennessee
This is an 45-acre tract located in the 9th civil District of Robertson County, Tennessee.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this  day of , 1994.
THE INQUSTRIAL DEVELOPMENT BOARD OF TH CIT OF SPRINGFIELD, TENNESSEE

By:

STATE OF TENNESSEE )
COUNTY OF ROBERTSON)
Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared ,  , with whom I am personally (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the of The Industrial Development Board of the City of Springfield, Tennessee, the within named bargainor, a not-for-profit corporation, and that he as such executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as.
WITNESS my hand and seal, at office in Springfield, Robertson County, Tennessee, this day of , 1994.
Notary Public
The actual consideration for this transfer is $ -0 -

EXHIBIT A
Land in the Ninth Civil District of Robertson County, Tennessee described as follows, to-wit:
BEGINNING at a concrete monument (new) at the intersection of the northerly margin of U.S. Highway
#41, and the westerly margin of Evergreen Drive, the
most southerly southeast corner of this tract and
continuing as follows, N 47 deg. 29' 13" W, 273.84
feet; thence, N 47. deg. 30' 13" W, 332.14 feet to an iron pin (new) in the northerly margin of U.S. Highway #41; thence, with a new line as follows, N 42 deg. 28' 03" E, 177.31 feet to an iron pin (new); thence, N 47 deg. 31' 57" W, 125.64 feet to an iron pin (new); thence, S 42 deg. 28' 03" W, 177.24 feet to an iron pin
(new) in the northerly margin of U.S. Highway #41; thence, continuing with the margin of said highway, as follows, N 47 deg. 30' 13" W, 18.49 feet; thence, N 47 deg. 31' 57" W, 538.04 feet; thence, N 47 deg. 28' 56" W, 108.63 feet to a concrete monument (new) in the northerly margin of U.S. Highway #41; thence, with a curve to the right, having a radius of 50.00 feet, an arc distance of 55.51 feet and a chord bearing of N 15 deg. 40' 43" W, 52.70 feet to a concrete monument (new) in the easterly margin of Wallace Road; thence, N 16 deg. 07' 31" E, 457.87 feet to a concrete monument
(new) in the easterly margin of Wallace Road; thence, with a curve to the left, having a radius of 560.00 feet, an arc distance of 201.84 feet and a chord bearing of N 05 deg. 47' 59" E, 200.75 feet to a concrete monument (new) in the easterly margin of Wallace Road, a corner of a tract of land which belongs to John Stephen Drake, having a deed reference in Deed Book 313, page 381, Register's Office for Robertson County, Tennessee; thence, N 16 deg. 07' 26" E, 327.58 feet to a concrete monument (new) in the easterly boundary of said tract of land which belongs to John Stephen Drake; thence, with a new line as follows, S 73 deg. 22' 58" E, 1433.27 feet to a concrete monument
(new); thence, S 28 deg. 22' 58" E, 70.71 feet to a concrete monument (new) in the westerly margin of Evergreen Drive; thence, with the westerly margin of Evergreen Drive as follows, S 16 deg. 37' 02" W, 1292.15 feet to a concrete monument (new); thence, with a curve to the right, having a radius of 400.00 feet, an arc distance of 180.79 feet and a chord bearing of S 29 deg. 33' 55" W,. 179.25 feet to a concrete monument
(new); thence, S 42 deg. 3D' 47" W, 107.48 feet to a
concrete monument (new); thence, S 87 deg. 30' 47" W,
70.71 feet to the point of beginning, containing 44.49
3
4

1.00 12/18/2006 ot 1:28 PM

Thomas CrScott, Esq
12603,00 1158
Tune Entrekin & White, P.c.
P:3S  418-421
315 Deaderick Street, Suite 1700 Nashville, Tennessee 37238 GENERAL WARRANTY DEED

FOR AND IN CONSIDERATION OF THE SUM OF TEN DOLLARS ($10.00), cash in hand paid by the hereinafter named Grantee, and other good and valuable consideration, the receipt of which is hereby acknowledged, ALL AMERICAN HOMES OF TN, LLC, a Tennessee limited liability company ("Grantor"), has bargained and sold, and by these presents does transfer and convey unto BATH FITTER TENNESSEE, INC., a Tennessee Corporation (Grantee"), its successors and assigns, a certain tract or parcel of land in Robertson County, Tennessee, more particularly described as follows, to wit:
See Exhibit attached hereto
Being the same property conveyed to the Grantor, by quitclaim deed in Deed Book l1s.8 Page
'fll:L, Register's Office for Robertson County, Tennessee.. The Grantor was formerly All American Homes of TN, Inc and by Articles of Conversion in Record Book 669, page 403 said Register's Office, the Grantor became All American Homes of TN, LLC, a Tennessee limited liability company ..
TO HAVE AND TO HOLD the said tract or parcel of land, with the appurtenances, estate, title and interest thereto belonging to the said Grantee, its successors and assigns forever.
And the Grantor does covenant with the said Grantee that Grantor lawfully seized and possessed of said land in fee simple, has a good right to convey it, and the same is unencumbered except as follows:
I
Taxes for 2007 and subsequent years.
2
Restrictions ofrecord in Deed Book 331, Page 475, Register's Office for Warren County, Tennessee
3.  Instruments ofrecord in Record Book 507, page 26 and Record Book 634, page 507, said Register's Office.
And the Grantor does further covenant and bind itself, its successors and assigns, to

IN WITNESS WHEREOF, the undersigned Grantor has executed this General
Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared, with whom I am personally acquainted (or proved to the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be,authorized to execute this instrument on behalf of AMERICAN HOMES OF TN, the Within named bargainor, and that he as such, executed the foregoing instrument for the purpose therein contained, by signing the name of the limited liability company by himself as
WITNESS my hand and official seal at office on this the day
Notary Public

acres, as surveyed by Richard C. Kessinger, R.L.S. Tennessee License No. 1038, d/b/a Kessinger & Associates, 610 South Main Street, Springfield, Tennessee 37172, September 27, 1994; and being the property conveyed to The Industrial Development Board of the city of springfield, Tennessee, by All American Homes of Tennessee, Inc., in a deed appearing of record in Deed Book 33~, page If.l-., Registers' Office for Robertson County, Tennessee.

The actual consideration or value, whichever is greater, for this transfer is $3,400,000.00.

Affiant

EXHIBIT A
Land in the Ninth Civil District of Robertson County, Tennessee described as follows, to-wit:
BEGINNING at a concrete monument (new) at the intersection of the northerly margin of U.S. Highway #41, and the westerly margin of Evergreen Drive, the most southerly southeast corner of this tract and continuing as follows, N 47 deg. 29' 13 11 W, 273.84 feet; thence, N 47. deg. 30' 13 11 W, 332.14 feet to an iron pin (new) in the northerly margin of U.S. Highway #41; thence, with a neW line as follows, N 42 deg. 28' 03 11 E, 177.31 feet to an iron pin (new); thence, N 47 deg. 31' 57 11 W, 125.64 feet to an iron pin (new); thence, S 42 deg. 28' 03" W, 177.24 feet to an iron pin
(new) in the northerly margin of U.S. Highway #41; thence, continuing with the margin of said highway, as follows, N 47 deg. 30' 13 11 W, 18.49 feet; thence, N 47 deg. 31' 57 11 W, 538.04 feet; thence, N 47 deg. 28' 56" W, 108.63 feet to a concrete monument (new) in the northerly margin of U.S. Highway #41; thence, with a curve to the right, having a radius of 50.00 feet, an arc distance of 55.51 feet and a chord bearing of N 15 deg. 40' 43" W, 52.70 feet to a concrete monument (new) in the easterly margin of Wallace Road; thence, N 16 deg. 07' 31" E, 457.87 feet to a concrete monument (new) in the easterly margin of Wallace Road; thence, with a curve to the left, having a radius of 560.00 feet, an arc distance of 201.84 feet and a chord bearing of N 05 deg. 47' 59 11 E, 200.75 feet to a concrete monument (new) in the easterly margin of Wallace Road, a corner of a tract of land which belongs to John Stephen Drake, having a deed reference in Deed Book 313, page 381, Register's Office for Robertson County, Tennessee; thence, N 16 deg. 07' 26 11 E, 327.58 feet to a concrete monument (new) in the easterly boundary of said tract of land which belongs to John Stephen Drake; thence, with a new line as follows, S 73 deg. 22' 58" E, 1433.27 feet to a concrete monument (new); thence, S 28 deg. 22' 58" E, 70.71 feet to a concrete monument (new) in the westerly margin of Evergreen Drive; thence, with the westerly margin of Evergreen Drive as follows, S 16 deg. 37' 02" W, 1292.15 feet to a concrete monument (new); thence, with a curve to the right, having a radius of 400.00 feet, an arc distance of 180.79 feet and a chord bearing of S 29 deg. 3.3' 55 II W,,, 179.25 feet to a concrete monument (new); thence, S 42 deg. 30' 47 11 W, 107.48 feet to a concrete monument (new); thence, S 87 deg. 30' 47" W,
70.71 feet to the point of beginning, containing 44.49
3

acres, as surveyed by Richard C. Kessinger, R.L.S. Tennessee License No. 1038, d/b/a Kessinger & Associates, 610 South Main street, Springfield, Tennessee 37172, September 27, 1994; and being the property conveyed to The Industrial Development Board of the City of springfield, Tennessee, by All American Homes of Tennessee, Inc., in a deed appearing of record in Deed Book 33J, pagegSo, Registers' Office for Robertson county, Tennessee.
4

CLOSING STATEMENT
Seller: Buyer: Date: Property:
All American Homes of Tennessee, LLC Bath Fitter Tennessee, Inc.
December 15, 2006 102 Evergreen Dr. Springfield, TN
Buyer's Closing Statement
Purchase Price
Record Deed Adjustments:
Tax Proration

Recording Fees
Release
Tune, Entrekin Commission to
Commission to
& White PC NAI Nashville (3%)
Colliers
Turley Martin Tucker (3%) Title insurance to Old Republic
Net Cash to Seller

Tax Prorations:
County Taxes:
City Taxes: Total:
Perdiern Taxes:
Seller's Share:
Buyers' Share:
Notes
$25,675.00 $ 9,625.00 $35,300.00
$96.71 349 x 96"71 16 x 96.71
to Closing Statement
$33,751. 79
$ 1,547.36
Cost of updating survey and surveyors report shall be paid by Buyer outside of closing. Updated survey and surveyors report shall be a condition to issuance of title policy without survey exception.

CLOSING STATEMENT
Seller: Buyer: Date: Property:
All American Homes of Tennessee, LLC Bath Fitter Tennessee, Inc.
December 15, 2006 102 Evergreen Dr. Springfield, TN
Buyer" s Closing Statement
Purchase Price
Record Deed Adjustments:
Tax Proration
Earnest Money Deposit Earnest Money Deposit
Amount due from Buyer
Seller's Closing Statement
Purchase Price
Adjustments: County Tax Proration Recording Fees Release
Tune, Entrekin & White PC
Commission to NAI Nashville
Commission to Colliers
Turley Martin Tucker (3%)
(3%)
Title insurance to Old Republic Net Cash to Seller

agree above	that the same disbursements.	are	true	and	accurate.	The	parties	authorize the
Buyer					Seller
Bath	Fitter Tennessee,		Inc,		All American of Tennessee,		Homes LLC